Exhibit 99.1 Centrus Energy Announces CEO Transition Amir Vexler to Succeed Daniel Poneman as CEO in 2024 BETHESDA, MD – Centrus Energy Corp (NYSE American: LEU) announced today that Amir Vexler will succeed Daniel B. Poneman as Chief Executive Officer on January 1, 2024. Mr. Poneman joined Centrus on March 5, 2015, and over the past eight years has overseen the rebuilding of the Company’s order book, strengthening the balance sheet, and returning the Company to profitability in 2021. In October, Centrus inaugurated the first new U.S.-owned uranium enrichment plant to begin production in nearly 70 years and made its first delivery to the U.S. Department of Energy earlier this month. These achievements are reflected in the growth of the company’s total market capitalization 20-fold since 2015 to more than $800 million today and returns to shareholders almost five times higher than the S&P 500. Mikel Williams, Chairman of the Board of Directors, stated, “This transition comes at a time of strength for Centrus. On behalf of the board and our shareholders, I want to thank Dan for his outstanding leadership over the past eight years. The selection of Amir Vexler to succeed Dan next year reflects the culmination of our thorough succession planning process. Amir has a demonstrated track record of success as a CEO and a leader of nuclear fuel operations and is well-qualified to lead our continued growth and development in the years ahead.” “From the moment I arrived in Washington as a summer intern in 1975, I became deeply interested in the promise of nuclear energy and the importance of America’s global nuclear leadership – a cause that has been the focus of my professional life ever since,” Poneman said. “These past eight years have represented the culmination of that effort to restore America’s domestic uranium enrichment capability and leadership on the world stage. I am proud of the extraordinary work our dedicated team has done to strengthen our national security and build a domestic supply chain to fuel a new generation of advanced reactors around the world. I look forward to continuing to support the Company and its success going forward.” “I am thrilled to be joining Centrus at a pivotal time for the company and the industry,” said Vexler. “With production of High-Assay Low-Enriched Uranium beginning at the company’s plant in Ohio, Centrus is in prime position to help fuel the future of nuclear energy. Centrus has tremendous growth potential and a critical role to play in meeting America’s energy security and national security needs. I can’t wait to get started and look forward to what we will achieve together.” Amir Vexler brings extensive experience in the nuclear industry to Centrus, with a strong background in manufacturing, engineering services, commercial operations, and business development. He has served as President and Chief Executive Officer of Orano USA since 2021, overseeing Orano’s U.S. sales of nuclear fuel, decommissioning services, used nuclear fuel management, and medical isotopes as well as engineering and technology services for the federal government. Previously, he spent 20 years at General Electric Company, where he served in a number of leadership positions, including Chief Executive Officer, Chairman of the Board, and

Chief Operating Officer of Global Nuclear Fuels, a joint venture of GE and Hitachi in Wilmington, North Carolina. About Centrus Energy Centrus Energy is a trusted supplier of nuclear fuel and services for the nuclear power industry. Centrus provides value to its utility customers through the reliability and diversity of its supply sources – helping them meet the growing need for clean, affordable, carbon-free electricity. Since 1998, the Company has provided its utility customers with more than 1,750 reactor years of fuel, which is equivalent to 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is also advancing the next generation of centrifuge technologies so that America can restore its domestic uranium enrichment capability in the future. Find out more at www.centrusenergy.com. Forward Looking Statements This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties, and other factors, which may be beyond our control. For Centrus Energy Corp., particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following which are, and will be, and any worsening of the global business and economic environment as a result; risks related to component failure which prevent plant operations or HALEU production; risks related to the government’s inability to satisfy its obligations under the HALEU Operation Contract including supplying government furnished equipment under the HALEU Operation Contract and processing security clearances due to a government shutdown or other reasons; risks related to whether or when government funding or demand for high-assay low-enriched uranium (“HALEU”) for government or commercial uses will materialize; risks related to (i) our ability to perform and absorb costs under our agreement with the U.S. Department of Energy (“DOE”) to deploy and operate a cascade of centrifuges to demonstrate production of HALEU for advanced reactors (the “HALEU Operations Contract”), (ii) our ability to obtain contracts and funding to be able to continue operations and (iii) our ability to obtain and/or perform under other agreements; risks that (i) we may not obtain the full benefit of the HALEU Operation Contract and may not be able or allowed to operate the HALEU enrichment facility to produce HALEU after the completion of the HALEU Operation Contract or (ii) the HALEU enrichment facility may not be available to us as a future source of supply; risks related to actions, including reviews, that may be taken by the U.S. government, the Russian government, or other governments that could affect our ability to perform under our contractual obligations or the ability of our sources of supply to perform under their contractual obligations to us; risks related to uncertainty regarding our ability to commercially deploy a competitive enrichment technology; risks related to the fact that we face significant competition from major producers who may be less cost sensitive or are wholly or partially government owned; risks related to the impact of government regulation and policies including by the DOE and the U.S. Nuclear Regulatory Commission; and other risks and uncertainties discussed in this and our other filings with the SEC.

Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our other filings with the SEC, including our Annual report on Form 10-K for the year ended December 31, 2022, and our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. ### Contacts: Investors: Dan Leistikow at LeistikowD@centrusenergy.com Media: Lindsey Geisler at GeislerLR@centrusenergy.com